Long-Term Debt	12 Months Ended
Feb. 01, 2014
Long-Term Debt

9. Long-Term Debt

Long-Term Debt consists of:

	(in thousands)
	February 1, 2014	February 2, 2013
$1,000,000 Senior Secured Term Loan Facility, LIBOR (with a floor of 1.0%) plus 3.3%, matures on February 23, 2017.	$828,839	$863,084
$450,000 Senior Notes, 10%, due at maturity on February 15, 2019, semi-annual interest payments on August 15 and February 15, from February 15, 2014 to February 15, 2019.	450,000	450,000
$350,000 Senior Notes, 9% / 9.75%, due at maturity on February 15, 2018, semi-annual interest payments on February 15 and August 15, from February 15, 2014 to February 15, 2018	126,147	—
Capital Lease Obligations	23,199	23,232

Total debt	1,428,185	1,336,316
Less: current maturities	(59,026)	(784)

Long-term debt, net of current maturities	$1,369,159	$1,335,532

$1 Billion Senior Secured Term Loan Facility

On February 24, 2011, the Company entered into a $1.0 billion senior secured term loan facility (the Term Loan Facility). The Term Loan Facility was issued pursuant to a new credit agreement (Term Loan Credit Agreement), dated February 24, 2011, among BCFWC, the guarantors signatory thereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the Term Loan Administrative Agent) and as collateral agent, the lenders party thereto, J.P. Morgan Securities LLC and Goldman Sachs Lending Partners LLC, as joint bookrunners and J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint arrangers, governing the terms of the Term Loan Facility.

On May 16, 2012, the Company entered into Amendment No. 1 (First Amendment) to the Term Loan Credit Agreement, which, among other things, reduced the applicable margin on the interest rates applicable to the Company’s Term Loan Facility by 50 basis points. To accomplish this interest rate reduction, the First Amendment provided for a replacement of the previously outstanding $950.5 million principal amount of term B loans (Term B Loans) with a like aggregate principal amount of term B-1 loans (Term B-1 loans). The Company offered existing term loan lenders the option to convert their Term B Loans into Term B-1 Loans on a non-cash basis. The $119.3 million of Term B Loans held by existing lenders electing not to convert their Term B Loans into Term B-1 Loans were prepaid in full on the effective date of the First Amendment from the proceeds of new Term B-1 Loans. The Term B-1 Loans have the same maturity date that was applicable to the Term B Loans. The Term Loan Credit Agreement provisions relating to the representations and warranties, covenants and events of default applicable to the Company and the guarantors were not modified by the First Amendment. As a result of the First Amendment, mandatory quarterly payments of $2.4 million were payable as of the last day of each quarter beginning with the quarter ended July 28, 2012. Based on the Company’s available cash flow during Fiscal 2011, the Company made a payment of $7.0 million in April 2012. The Company elected to make prepayments of $9.5 million in May 2012 and $70.0 million in January 2013, all of which offset the mandatory quarterly payments through the maturity date.

In accordance with Topic No. 470, the Company recognized a non-cash loss on the partial extinguishment of debt of $2.2 million, which is recorded in the line item “Loss on Extinguishment of Debt” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended February 2, 2013. In connection with the First Amendment, the Company incurred fees of $3.9 million, of which $0.3 million was capitalized and included in the line item “Other Assets” on the Company’s Consolidated Balance Sheet, primarily related to legal and placement fees, associated with the portion of the debt that was not extinguished. The remaining fees are recorded in the line item “Costs Related to Debt Amendments, Termination of Advisory Agreement and Other” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended February 1, 2014.

On February 15, 2013, BCFWC entered into Amendment No. 2 (Second Amendment) to the Term Loan Credit Agreement. The Second Amendment created a restricted payments basket of $25.0 million and permits Burlington Coat Factory Investments Holdings, Inc. (the parent of BCFWC and indirect subsidiary of Burlington Stores, Inc.) and all of its subsidiaries (Holdings) to use the “available amount” to make restricted payments (which basket includes retained excess cash flow, in an amount not to exceed 50% of BCFWC’s consolidated net income (as defined in the indenture governing the 10% Senior Notes due 2019) since the second quarter of Fiscal 2011), in each case so long as certain conditions are satisfied. In connection with the Second Amendment, the Company incurred a $1.6 million amendment fee that was capitalized and included in the line item “Other Assets” on the Company’s Consolidated Balance Sheet. Additionally, the Company incurred $8.9 million of additional fees, inclusive of an $8.6 million fee payable to Bain Capital, for various consulting and advisory services. These fees are included in the line item “Costs Related to Debt Amendments, Termination of Advisory Agreement and Other” on the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended February 1, 2014.

On May 17, 2013, BCFWC entered into Amendment No. 3 (Third Amendment) to the Term Loan Credit Agreement, in order to, among other things, reduce the interest rates applicable to the Term Loan Facility by 100 basis points (provided that such interest rates shall be further reduced by 25 basis points if BCFWC’s consolidated secured leverage ratio is less than or equal to 2.25:1) and to reduce the LIBOR floor by 25 basis points. The Third Amendment was accomplished by replacing the outstanding $871.0 million principal amount of the Term B-1 Loans with a like aggregate principal amount of term B-2 loans (the Term B-2 Loans).

The Term B-2 Loans have the same maturity date that was applicable to the Term B-1 Loans. The Term Loan Credit Agreement provisions relating to the representations and warranties, covenants and events of default applicable to the Company and the guarantors were not modified by the Third Amendment.

In connection with the Third Amendment, the Company paid an $8.7 million prepayment premium. In accordance with Topic 470, $8.6 million of this prepayment premium was capitalized and included in the line item “Other Assets” in the Company’s Consolidated Balance Sheet. In addition, third party fees of $2.6 million are recorded in the line item “Costs Related to Debt Amendments, Termination of Advisory Agreement and Other” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended February 1, 2014. In accordance with Topic 470, the Company recognized a loss on the extinguishment of debt of $0.6 million, which is recorded in the line item “Loss on Extinguishment of Debt” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended February 1, 2014.

As a result of the Third Amendment, mandatory quarterly payments of $2.2 million were payable as of the last day of each quarter. In January 2014, the Company elected to make a prepayment of $30.0 million, which offset the mandatory quarterly payments through the maturity date. In accordance with Topic No. 470, the Company recognized a loss on the extinguishment of debt of $0.8 million, which is recorded in the line item “Loss on Extinguishment of Debt” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended February 1, 2014.

The Term Loan Facility contains financial, affirmative and negative covenants and requires that BCFWC, exclusive of subsidiaries (referred to herein as BCFW), among other things, maintain on the last day of each fiscal quarter a consolidated leverage ratio not to exceed a maximum amount and maintain a consolidated interest coverage ratio of at least a certain amount. The consolidated leverage ratio compares total debt to Covenant EBITDA, as each term is defined in the Term Loan Credit Agreement, for the trailing twelve months, and such ratios may not exceed 5.50 to 1 through November 1, 2014; 5.00 to 1 through October 31, 2015; and 4.75 to 1 at January 30, 2016 and thereafter. The consolidated interest coverage ratio compares consolidated interest expense to Covenant EBITDA, as each term is defined in the Term Loan Credit Agreement, for the trailing twelve months, and such ratios must exceed 2.00 to 1 through October 31, 2015; and 2.10 to 1 at January 30, 2016 and thereafter. The consolidated leverage ratio and interest coverage ratio as of February 1, 2014 were 3.5 and 4.2, respectively.

Covenant EBITDA is a non-GAAP financial measure of the Company’s liquidity. Covenant EBITDA starts with BCFWC’s consolidated net income (loss) for the period and adds back (i) depreciation, amortization, impairments and other non-cash charges that were deducted in arriving at consolidated net income (loss), (ii) the provision (benefit) for taxes, (iii) interest expense, (iv) advisory fees, and (v) unusual, non-recurring or extraordinary expenses, losses or charges as reasonably approved by the administrative agent for such period. Covenant EBITDA is used to calculate the consolidated leverage ratio and the interest coverage ratio. Covenant EBITDA provides management, including the Company’s chief operating decision maker, with helpful information with respect to its operations such as its ability to meet its future debt service, fund its capital expenditures and working capital requirements, and comply with various covenants in each indenture governing its outstanding notes and the credit agreements governing its senior secured credit facilities which are material to its financial condition and financial statements.

The interest rates for the Term Loan Facility are based on: (i) for LIBO rate loans for any interest period, at a rate per annum equal to the greater of (x) the LIBO rate, as determined by the Term Loan Facility Administrative Agent, for such interest period multiplied by the Statutory Reserve Rate (as defined in the Term Loan Credit Agreement) and (y) 1.00% (the Term Loan Adjusted LIBO Rate), plus an applicable margin; and (ii) for prime rate loans, a rate per annum equal to the highest of (a) the variable annual rate of interest then announced by JPMorgan Chase Bank, N.A. at its head office as its “prime rate,” (b) the federal funds rate in effect on such date plus 0.50% per annum, and (c) the Term Loan Adjusted LIBO Rate for the applicable class of term loans for one-month plus 1.00%, plus, in each case, an applicable margin. At February 1, 2014 and February 2, 2013, the Company’s borrowing rates related to the Term Loan Facility were 4.3% and 5.5%, respectively.

In addition, the Term Loan Facility provides for an uncommitted incremental term loan facility of up to $150.0 million that is available subject to the satisfaction of certain conditions. The Term Loan Facility has a six year maturity, except that term loans made in connection with the incremental term loan facility or extended in connection with the extension mechanics of the Senior Secured Term Loan Facility have the maturity dates set forth in the amendments applicable to such term loans.

$450 Million Senior Notes

On February 24, 2011, BCFW issued $450.0 million aggregate principal amount of 10% Senior Notes due 2019 at an issue price of 100% (the Senior Notes). The Senior Notes were issued pursuant to an indenture, dated February 24, 2011, among BCFWC, the guarantors signatory thereto, and Wilmington Trust FSB.

The Senior Notes are senior unsecured obligations of BCFW and are guaranteed on a senior basis by Burlington Coat Factory Investment Holdings, Inc. (BCFIH) and each of BCFW’s U.S. subsidiaries to the extent such guarantor is a guarantor of BCFW’s obligations under the Term Loan Facility. Interest is payable on the Senior Notes on each February 15 and August 15.

$350 Million Senior Notes

On February 20, 2013, Burlington Holdings, LLC (Holdings LLC) and Burlington Holdings Finance, Inc. (collectively the Issuers), completed the offering of $350.0 million aggregate principal amount of Senior Notes due 2018 (Holdco Notes) at an issue price of 98.00%. The Holdco Notes are senior unsecured obligations of the Issuers, which are not obligors or guarantors under the Term Loan Facility or the indenture governing the Senior Notes.

The Holdco Notes mature on February 15, 2018. Interest on the Holdco Notes is payable entirely in cash, unless certain conditions are satisfied, in which case the Issuers will be entitled to pay, to the extent described in the indenture governing the Holdco Notes, interest by increasing the principal amount or by issuing new notes (such increase being referred to herein as PIK interest). Cash interest accrues at the rate of 9.00% per annum and PIK interest will accrue at the rate of 9.75% per annum and is payable semi-annually in arrears on February 15 and August 15 of each year. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.

The indenture governing the Holdco Notes contains covenants that, among other things, restrict the ability of Holdings LLC and certain of its subsidiaries to (i) incur, assume or guarantee additional indebtedness; (ii) pay dividends or redeem or repurchase capital stock; (iii) make other restricted payments; (iv) incur liens; (v) redeem debt that is junior in right of payment to the notes; (vi) sell or otherwise dispose of assets, including capital stock of subsidiaries; (vii) enter into mergers or consolidations; and (viii) enter into transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications. In addition, in certain circumstances, if Holdings LLC and Burlington Holdings Finance, Inc. sell assets or experience certain changes of control, it must offer to purchase the Holdco Notes.

The Company used the net proceeds from the offering of the Holdco Notes to pay a special cash dividend of $336.0 million, in the aggregate, to the Class L and Class A common stockholders of the Company.

On November 7, 2013, the Company redeemed $221.8 million aggregate principal amount of the Holdco Notes. In accordance with ASC Topic No. 405-20, “Extinguishments of Liabilities,” the Company recognized a loss on the extinguishment of long-term debt of $14.7 million, which included $4.4 million in redemption premiums and $3.8 million and $6.5 million for the write-off of the unamortized original issue discount and deferred financing costs, respectively. The $14.7 million loss is recorded in the line item “Loss on Extinguishment of Debt” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended February 1, 2014.

On March 5, 2014, the Issuers sent an irrevocable notice to the holders of the Holdco Notes to redeem a portion of the Holdco Notes. Refer to Note 21 to the Company’s Consolidated Financial Statements, “Subsequent Events,” for further details of the redemption of the Holdco Notes.

ABL Line of Credit

On September 2, 2011, the Company completed an amendment and restatement of the credit agreement governing the Company’s $600.0 million ABL Line of Credit, which, among other things, extended the maturity date to September 2, 2016. The aggregate amount of commitments under the amended and restated credit agreement is $600.0 million and, subject to the satisfaction of certain conditions, the Company may increase the aggregate amount of commitments up to $900.0 million. Interest rates under the amended and restated credit agreement are based on LIBO rates as determined by the administrative agent plus an applicable margin of 1.75% to 2.25% based on daily availability, or various prime rate loan options plus an applicable margin of 0.75% to 1.25% based on daily availability. The fee on the average daily balance of unused loan commitments is 0.375%. Prior to the modification, commitment fees of 0.75% to 1.0% were charged on the unused portion of the facility and were included in the line item “Interest Expense” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss). The ABL Line of Credit is collateralized by a first lien on the Company’s inventory and receivables and a second lien on the Company’s real estate and property and equipment.

The Company believes that the amended and restated credit agreement provides the liquidity and flexibility to meet its operating and capital requirements over the remaining term of the ABL Line of Credit. Further, the calculation of the borrowing base under the amended and restated credit agreement has been amended to allow for increased availability, particularly during the September 1st through December 15th period of each year. At February 1, 2014 and February 2, 2013, the Company had $456.2 million and $422.7 million available under the ABL Line of Credit, respectively. The maximum borrowings under the ABL Line of Credit during Fiscal 2013 and Fiscal 2012 were $148.6 million and $213.7 million, respectively. Average borrowings under the ABL Line of Credit amounted to $35.4 million at an average interest rate of 2.1% during Fiscal 2013 and $34.5 million at an average interest rate of 2.1% during Fiscal 2012. There were no amounts outstanding under the ABL Line of Credit as of February 1, 2014 or February 2, 2013.

As of February 1, 2014, BCFIH was in compliance with all of its financial covenants. The agreements regarding the ABL Line of Credit and the Term Loan Facility, as well as the indenture governing the Senior Notes, contain covenants that, among other things (i) limit BCFIH’s ability, and the ability of their restricted subsidiaries, to pay dividends on, redeem or repurchase common stock; (ii) make investments; (iii) incur additional indebtedness or issue preferred stock; (iv) create liens; (v) permit dividends or other restricted payments by BCFIH’s subsidiaries; (vi) sell all or substantially all of BCFIH’s assets or consolidate or merge with or into other companies; and (vii) engage in transactions with affiliates.

Scheduled maturities of the Company’s long-term debt and capital lease obligations, as they exist as of February 1, 2014, in each of the next four fiscal years and thereafter are as follows:

	(in thousands)
	Long- Term Debt	Capital Lease Obligations	Total
Fiscal years:
2014	$58,000	$1,026	$59,026
2015	—	1,070	1,070
2016	—	1,262	1,262
2017	834,507	1,624	836,131
2018	70,223	1,646	71,869
Thereafter	450,000	16,571	466,571

Total	1,412,730	23,199	1,435,929
Less: Unamortized Discount	(7,744)	—	(7,744)

Total	1,404,986	23,199	1,428,185
Less: Current Portion	(58,000)	(1,026)	(59,026)

Long Term Debt	$1,346,986	$22,173	$1,369,159

The capital lease obligations noted above are exclusive of interest charges of $1.8 million, $1.8 million, $1.7 million, $1.8 million, $1.5 million and $5.7 million for the fiscal years ended January 31, 2015, January 30, 2016, January 28, 2017, February 3, 2018, February 2, 2019 and thereafter, respectively.

The Company has $30.1 million and $24.9 million in deferred financing fees related to its long term debt instruments recorded in the line item “Other Assets” in the Company’s Consolidated Balance Sheets as of February 1, 2014 and February 2, 2013, respectively. Amortization of deferred financing fees amounted to $9.6 million, $5.8 million and $8.3 million during Fiscal 2013, Fiscal 2012 and Fiscal 2011, respectively, and is included in the line item “Interest Expense” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss). During Fiscal 2013 the Company incurred new deferred financing fees of $1.6 million and $8.6 million as a result of the Second Amendment and the Third Amendment, respectively, and $11.9 million as a result of the issuance of the Holdco Notes. During Fiscal 2013, the Company wrote off $0.3 million, $0.5 million, and $6.5 million of deferred financing costs and accumulated amortization related to the Third Amendment, prepayment of Term Loan Facility and redemption of the Holdco Notes, respectively.

Amortization expense related to the deferred financing fees as of February 1, 2014 for each of the next five fiscal years and thereafter is estimated to be as follows:

Fiscal years	(in thousands)
2014	$8,642
2015	8,641
2016	7,714
2017	2,121
2018	1,303
Thereafter	107

Total(1)	$28,528

(1)	The table above is exclusive of the $1.6 million of deferred financing costs to be written off as a result of the April 4, 2014 Holdco note redemption. Refer to Note 21, “Subsequent Events,” for further discussion.

Deferred financing fees have a weighted average amortization period of approximately 3.5 years.